UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On June 5, 2015, On Assignment, Inc., a Delaware corporation (“the “Company”), entered into a second amended and restated credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and the lenders party thereto. The second amended and restated credit agreement is described in Item 2.03 below and is incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets

On May 9, 2015, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with MSCP V CC Parent, LLC, a Delaware limited liability company (“Target”), each of the persons listed on Exhibit A thereto (the “Sellers”), MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative. For additional information on the Purchase Agreement and the transactions contemplated thereby, please see the Current Report on Form 8-K filed by the Company on May 12, 2015. A copy of the Purchase Agreement was filed previously as Exhibit 2.1 to such Current Report.

On June 5, 2015, pursuant to the Purchase Agreement, the Company acquired all of the outstanding equity interests of Target, a holding company for Creative Circle, LLC, a Delaware limited liability company (“Creative Circle”), resulting in Creative Circle becoming a wholly-owned indirect subsidiary of the Company (the “Transaction”). Founded in 2002, Creative Circle is one of the largest creative staffing agencies in North America, providing digital, marketing, advertising, and creative talent to a wide range of companies. Creative Circle has developed a business model that enables it to attract and place high-level talent on demand.

The aggregate consideration paid by the Company pursuant to the Purchase Agreement was approximately $570 million in upfront consideration, comprised of $540 million in cash, subject to certain customary post-closing adjustments, and $30 million of stock (or 794,700 shares of Company common stock). The Purchase Agreement also provides for a potential earn-out payment to certain Sellers of up to $30 million upon the achievement of certain revenue and adjusted EBITDA performance metrics for 2015. The Company obtained the necessary funds for the Transaction, as well as to refinance existing indebtedness of the Company, pursuant to a second amended and restated credit agreement with Wells Fargo, as administrative agent, and the lenders party thereto described in Item 2.03 below.

The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 12, 2015, which is incorporated herein by reference.

The Company intends to provide any required additional financial statements relating to the Transaction under cover of a Current Report on Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Current Report on Form 8-K.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On June 5, 2015, the Company entered into a second amended and restated credit agreement with Wells Fargo, as administrative agent, and the lenders party thereto.  The new credit agreement consists of: (i) an $825.0 million seven-year term B loan facility; and (ii) a $150.0 million, five-year revolving loan facility, including a $20.0 million swingline subfacility and a $20.0 million sublimit for letters of credit.  The new credit agreement also provides the ability to increase the loan facilities in a principal amount that is the greater of: (i) $200.0 million; and (ii) the amount that is equal to the greatest amount of additional debt that would not cause the pro forma leverage ratio to exceed 3.25:1.00, subject to receipt of lender commitments and satisfaction of specified conditions.

Borrowings under the new credit agreement bear interest through maturity at a variable rate based upon, at the Company’s option, either the Eurodollar rate or the base rate (which is the highest of the administrative agent’s prime rate, one-half of 1.00 percent in excess of the overnight federal funds rate, and 1.00 percent in excess of the one-month Eurodollar rate), plus in each case, an applicable margin with a floor of 0.75 percent on the Eurodollar rate for the term B loan facility. The applicable margin for Eurodollar rate loans for the revolving loans ranges, based on the applicable leverage ratio, from 1.75 percent to 2.50 percent per annum and the applicable margin for base rate loans ranges, based on the applicable leverage ratio, from 0.75 percent to 1.50 percent per annum. The applicable margin for Eurodollar rate loans for the term B loans is 3.00 percent per annum and the applicable margin for base rate loans is 2.00 percent per annum.  The Company is required to pay a commitment fee equal to 0.40 percent per annum on the undrawn portion available under the revolving loan facility if its leverage ratio is greater than or equal to 3.00:1.00, a commitment fee equal to 0.35 percent per annum if its leverage ratio is less than 3.00:1.00 but greater than or equal to 2.50:1.00, a commitment fee equal to 0.30 percent per annum if its leverage ratio is less than 2.50:1.00 but greater than or equal to 2.00:1.00 and a commitment fee equal to 0.25 percent per annum if its leverage ratio is less than 2.00:1.00.  Additionally, the Company is required to pay variable per annum fees equal to the applicable margin for Eurodollar rate loans in respect of outstanding letters of credit.

During the seven years after the closing date, the Company will be required to make quarterly amortization payments on the term B loan facility in the amount of $2,062,500.  The Company is also required to make mandatory prepayments of loans under the new credit agreement, subject to specified exceptions, from excess cash flow and with the proceeds of asset sales, debt issuances and specified other events.

The Company’s obligations under the new credit agreement are guaranteed by substantially all of its direct and indirect domestic subsidiaries. The obligations under the new credit agreement and the guarantees are secured by a lien on substantially all of the Company’s tangible and intangible property and by a pledge of all of the equity interests in its direct and indirect domestic subsidiaries.

In addition to other covenants, the new credit agreement places limits on the Company’s and its subsidiaries’ ability to, incur liens, incur additional indebtedness, make loans and investments, engage in mergers and acquisitions, engage in asset sales, declare dividends or redeem or repurchase capital stock, alter the business conducted by the Company and its subsidiaries, transact with affiliates, prepay, redeem or purchase subordinated debt and amend or otherwise alter debt agreements.

The new credit agreement also contains a financial covenant requiring the Company to maintain a maximum ratio of consolidated funded debt to consolidated EBITDA that ranges from 4.50:1.00 to 3.25:1.00.  For the quarter ending June 30, 2015, the new credit agreement requires a maximum leverage ratio of not more than 4.50:1.00.  A failure to comply with these covenants could permit the lenders under the new credit agreement to declare all amounts borrowed under the new credit agreement, together with accrued interest and fees, to be immediately due and payable.

The foregoing summary of the new credit agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the new credit agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

On June 5, 2015, in connection with the closing of the Transaction described in Item 2.01 above, and as consideration in the Transaction to certain Sellers for the sale of their membership interests in Target, the Company issued 794,700 shares of its common stock to certain holders of membership interests of Target immediately prior to the effective time of the Transaction.  In issuing these shares, the Company relied on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Sellers who received shares of the Company’s common stock in connection with the Transaction are all “accredited investors,” as defined in Rule 501 promulgated under the Securities Act. No general solicitation or advertising was used in connection with the sales of the Company’s common stock in connection with the Transaction.

Item 8.01     Other Events

Announcement of Closing of Purchase of Creative Circle

On June 5, 2015, the Company issued a press release announcing the closing of the Transaction as described in this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Filing of Financial Information for Purposes of Increasing the Company’s Inducement Plan Availability

In conjunction with the Transaction, the Company is filing a Registration Statement on Form S-8 with the Securities and Exchange Commission (“SEC”) to increase the number of shares available under its Amended and Restated 2012 Employment Inducement Incentive Award Plan (the “Inducement Plan”), so that the Company may grant awards to certain Creative Circle employees to incent them to remain part of the On Assignment family. Pursuant to guidance provided by the SEC, we are required to update our financial statements for the year ended December 31, 2014 to reflect the subsequent sale of our Physician Segment in February 2015, as these financial statements will be incorporated by reference in the aforementioned Registration Statement on Form S-8. Therefore, the Company has recast in Exhibit No. 99.2 filed with this Current Report, the applicable items that were contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Form 10-K”), to present the Physician Segment as discontinued operations in: Item 6 "Selected Financial Data"; Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; Item 8 “Financial Statements and Supplementary Data”; Item 15 “Exhibits and Financial Statement Schedule”; and “Schedule II – Valuation and Qualifying Accounts”.

The information contained in Exhibit 99.2 to this Current Report on Form 8-K does not reflect events occurring after March 2, 2015, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2014, and does not modify or update the disclosures therein in any way, other than as required to reflect the recast, as described above. For information on developments regarding the Company since the filing of the Form 10-K, please refer to the Company's reports filed with the SEC, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed on May 8, 2015, and other subsequent SEC filings.

Item 9.01     Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

The Company intends to provide the financial statements required by Item 9.01(a) of Form 8-K relating to the Transaction by amending this Current Report within the time allowed for such filing by Item 9.01(a)(4) of Form 8-K.

(b)           Pro Forma Financial Information

The Company intends to provide the pro forma financial information required by Item 9.01(b) of Form 8-K relating to the Transaction by amending this Current Report within the time allowed for such filing by Item 9.01(b)(2) of Form 8-K.

(d)	Exhibits
2.1*
Purchase Agreement, dated as of May 9, 2015, by and among On Assignment, Inc., MSCP V CC Parent, LLC, each of the persons listed on Exhibit A of the Purchase Agreement, MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative (incorporated by reference to Exhibit 2.1 to On Assignment’s Current Report on Form 8-K filed on May 12, 2015)

10.1**
Second Amended and Restated Credit Agreement, dated as of June 5, 2015, among the Company, as Borrower, Wells Fargo, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Capital One, National Association, Fifth Third Bank, MUFG Union Bank, N.A. and Suntrust Bank, as Co-Documentation Agents, and the other lenders party thereto

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release of the Company dated June 5, 2015
99.2
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Audited Consolidated Financial Statements of On Assignment Systems, Inc., as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and Schedule II - Valuation and Qualifying Accounts

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

__________________________________

*
Schedules and Exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

**	Certain provisions of this exhibit have been omitted pursuant to a request for a confidential treatment.

SIGNATURE

Pursuant to the requirements of the Exchange Act the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: June 5, 2015	/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1*
Purchase Agreement, dated as of May 9, 2015, by and among On Assignment, Inc., MSCP V CC Parent, LLC, each of the persons listed on Exhibit A of the Purchase Agreement, MSCP V CC Holdco, LLC, as the Sellers’ Representative, and Lawrence Serf, as the Founders’ Representative (incorporated by reference to Exhibit 2.1 to On Assignment’s Current Report on Form 8-K filed on May 12, 2015)

10.1**
Second Amended and Restated Credit Agreement, dated as of June 5, 2015, among the Company, as Borrower, Wells Fargo, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Capital One, National Association, Fifth Third Bank, MUFG Union Bank, N.A. and Suntrust Bank, as Co-Documentation Agents, and the other lenders party thereto

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release of the Company dated June 5, 2015
99.2
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Audited Consolidated Financial Statements of On Assignment Systems, Inc., as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and Schedule II - Valuation and Qualifying Accounts

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

__________________________________

*
Schedules and Exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

**	Certain provisions of this exhibit have been omitted pursuant to a request for a confidential treatment.